                               LOOMIS SAYLES FUNDS

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or
     (S) 240.14a-12

                               LOOMIS SAYLES FUNDS
                              -------------------
               (Name of Registrant as Specified In Its Charter)

                               LOOMIS SAYLES FUNDS
                              -------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and )-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
                        --------------

[LOGO] LOOMIS SAYLES FUNDS

August 30, 2002

            Dear Shareholders:

[PHOTO] A special meeting of shareholders will be held on October 15, 2002. The purpose of the meeting is to elect the Trustees of Loomis
Daniel Fuss  Sayles Funds.

             Enclosed you will find information about the Trustee nominees and how to cast your vote. Please read the entire proxy statement prior to voting.

This is an exciting opportunity to voice your opinion on matters that affect your fund, and ultimately, your investment. We value your vote, no matter how large or small your holdings may be.

I am also pleased to announce that Bob Blanding, Chief Executive Officer of Loomis Sayles, has been appointed President of Loomis Sayles Funds. Bob's firm-wide leadership and in-depth experience with each of the firm's investment platforms will greatly benefit the Funds. I will step aside to continue to do what I do best-- investment management.

If you have any questions or would like additional information before you vote, please call us at (800) 633-3330.

                                  Sincerely,

                                  /s/ Daniel Fuss
                                  Daniel J. Fuss
                                  Loomis Sayles Funds

Please note if you own more than one fund you will find enclosed a proxy card for each fund. Please be sure to vote all cards and return them in the enclosed envelope.

As a Loomis Sayles Funds shareholder, you now have the option of receiving your Fund's financial reports and prospectuses via email. To apply for this benefit at this time, you must vote your proxy via the Internet.

If you have questions, please call (800) 633-3330 to speak with a Loomis Sayles representative.

                              LOOMIS SAYLES FUNDS

                   Notice of Special Meeting of Shareholders

To the Shareholders of the Loomis Sayles Funds:

   A Special Meeting of the shareholders of Loomis Sayles Funds, a Massachusetts business trust (the "Trust"), will be held on October 15, 2002 at 2:00 p.m. Boston time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

    1. To elect Trustees.

    2. To transact any other business that may properly come before the meeting or any adjournment thereof.

   Shareholders of record at the close of business on August 19, 2002 are entitled to notice of and to vote at the meeting.

                                  By Order of the Trustees

                                  Sheila M. Barry
                                  Secretary

August 30, 2002

 We urge you to mark, sign, date and mail the enclosed Proxy in the enclosed envelope or to vote by telephone or the Internet so you will be represented at the meeting.

                        SPECIAL MEETING OF SHAREHOLDERS

                              LOOMIS SAYLES FUNDS
                             One Financial Center
                          Boston, Massachusetts 02111

                                PROXY STATEMENT

   The enclosed proxy is solicited by the Trustees of Loomis Sayles Funds (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on October 15, 2002 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on August 19, 2002 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 205,812,601.033 shares of the Trust consisting of the following number of shares of each of the classes of the following series ("Funds"):

                                                         Outstanding
                                                       Shares as of the
         Fund                                            Record Date
         ----                                          ----------------
         Loomis Sayles Aggressive Growth Fund
            Institutional Class.......................   1,209,743.431
            Retail Class..............................   2,547,274.994
            Admin Class...............................     242,797.289
         Loomis Sayles Bond Fund
            Institutional Class....................... 110,390,388.830
            Retail Class..............................   5,648,703.253
            Admin Class...............................     604,886.677
         Loomis Sayles Emerging Markets Fund
            Institutional Class.......................     240,581.627
            Retail Class..............................       4,991.867
         Loomis Sayles Global Bond Fund
            Institutional Class.......................   3,563,967.150
            Retail Class..............................     982,532.806
         Loomis Sayles Growth Fund
            Institutional Class.......................   5,097,374.980
            Retail Class..............................     124,585.102
            Admin Class...............................       4,852.175
         Loomis Sayles High Income Fund
            Institutional Class.......................   6,294,166.694
         Loomis Sayles Intermediate Maturity Bond Fund
            Institutional Class.......................   1,173,064.723

                                                         Outstanding
                                                       Shares as of the
         Fund                                            Record Date
         ----                                          ----------------
         Loomis Sayles International Equity Fund
            Institutional Class.......................   5,936,589.137
            Retail Class..............................     215,877.136
            Admin Class...............................     124,767.937
         Loomis Sayles Investment Grade Bond Fund
            Institutional Class.......................     739,282.658
            Retail Class..............................       1,030.132
            Admin Class...............................       1,029.031
            Class J...................................  19,578,100.000
         Loomis Sayles Managed Bond Fund..............     989,540.000
         Loomis Sayles Research Fund
            Institutional Class.......................   2,750,213.114
            Retail Class..............................       1,015.812
         Loomis Sayles Small Cap Growth Fund
            Institutional Class.......................   7,029,688.872
            Retail Class..............................   5,036,211.115
            Admin Class...............................     168,074.194
         Loomis Sayles Small Cap Value Fund
            Institutional Class.......................  13,584,666.368
            Retail Class..............................   4,944,042.313
            Admin Class...............................   1,379,432.392
         Loomis Sayles Value Fund
            Institutional Class.......................   2,951,916.498
         Loomis Sayles U.S. Government Securities Fund
            Institutional Class.......................   1,157,753.590
         Loomis Sayles Worldwide Fund
            Institutional Class.......................   1,093,459.136

   Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. All shares are entitled to vote on the proposal to elect Trustees.

   The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about August 30, 2002. A copy of the Annual Report of the Trust for its most recent fiscal year ended September 30, 2001, including financial statements, can be obtained without charge by writing to Loomis Sayles at One Financial Center, Boston, Massachusetts 02111 or by calling (800) 633-3330.

   Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. If no instructions are made, the proxy will be voted for the election as Trustees of the nominees named below.

   Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

   Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and its affiliates. In addition, D.F. King & Co., Inc. and Management Information Services ("MIS") have been retained to assist in the solicitation of proxies at a cost which is not expected to exceed $75,000, plus any reimbursement for D.F. King & Co. and MIS' out-of-pocket expenses. The cost of the solicitation will be borne by the Trust.

                           I.  ELECTION OF TRUSTEES

   The Trustees have fixed at four the number of Trustees for election at the Meeting. All nominees, except Robert J. Blanding and Edward A. Benjamin, are presently Trustees of the Trust and have been Trustees for the length of time indicated in the applicable charts below. Each of the nominees is also a nominee for election as a trustee of Loomis Sayles Investment Trust, a separate group of mutual funds also advised by Loomis Sayles. The nomination of the nominees was intended in part to effect a consolidation of the boards of trustees of these two groups of mutual funds which make up the Loomis Sayles Funds Complex.

   Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than four. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (the "1940 Act"), (i) the Trust will hold a shareholder's meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

   On October 30, 2000, Nvest Companies L.P., the indirect parent company of Loomis Sayles, merged with CDC Asset Management. In order for the merger to fall within the "safe harbor" afforded by Section 15(f) of the 1940 Act, among other requirements, at least 75% of the Board of Trustees of the Trust must be Independent Trustees for a period of three years following the merger (i.e. until October 30, 2003). Since each of Mr. Murray, Mr. Chenault and Mr. Alaimo (each of which is a current Trustee) is an Independent Trustee, the Board of Trustees currently satisfies this requirement. Likewise, if the four nominees (Messrs. Blanding, Alaimo, Chenault and Benjamin) are elected as Trustees, Messrs. Alaimo, Chenault and Benjamin would be Independent Trustees, so that the Board of Trustees would continue to satisfy this requirement.

   Set forth below are the names of the nominees for election as Trustees together with information about them.

Nominee for Interested Trustee*

                                                                       Number of
                                                                      Portfolios
                                                                        in Fund
                                                                        Complex
                                                                       Overseen
                                      Term of                          or to be
                                     Office and        Principal       Overseen        Other
                       Position(s)   Length of       Occupation(s)    by Trustee   Directorships
Name, Address           Held with       Time          During Past     or Nominee      Held by
and Age                   Funds       Served**          5 Years       for Trustee     Trustee
-------------          ----------- -------------- ------------------- ----------- -------------
Robert J. Blanding     President   Less than 1    President,              26             0
555 California Street, (Formerly,  Month (Served  Chairman,
San Francisco,         Executive   as Executive   Director and
California             Vice        Vice President Chief Executive
(55 Years Old)         President   for 6 Years    Officer, Loomis
                       and Vice    and Vice       Sayles
                       President)  President for
                                   5 Years)
Nominees for Disinterested Trustee

Joseph Alaimo          Trustee     3 Years        Chairman,               26      Wintrust
N. Bank Lane,                                     Wayne Hummer                    Financial
Lake Forest, Illinois                             Trust Company                   Corporation
(72 Years Old)
Edward A. Benjamin     N/A         N/A            Director, Precision     26      Director,
71 Sierra Rosa Loop                               Corporation (optics             Precision
Santa Fe, NM 87506                                manufacturer);                  Corporation
(64 Years Old)                                    Director, Coal,                 (optics
                                                  Energy                          manufacturer);
                                                  Investments &                   Director, Coal,
                                                  Management,                     Energy
                                                  LLC; formerly,                  Investments &
                                                  Partner, Ropes &                Management,
                                                  Gray (law firm)                 LLC; Trustee,
                                                  until 1999                      New England
                                                                                  Zenith Fund
Paul G. Chenault       Trustee     2 Years        Retired; Trustee of     26             0
5852 Pebble                                       Variable Investors
Beach Way                                         Series Trust. From
San Luis Obispo,                                  August, 1997 to
CA 93401                                          September 1997,
(68 Years Old)                                    Vice President of
                                                  Loomis Sayles and
                                                  prior to October,
                                                  1995, Senior Vice
                                                  President and
                                                  Chief Investment
                                                  Officer, XL
                                                  Capital Ltd.,
                                                  Hamilton, Bermuda

--------
* Interested person (as defined in the Investment Company Act of 1940) of the Trust. Mr. Blanding is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and Director of Loomis Sayles.
** Each Trustee serves for an indefinite term in accordance with the Trust's
   Agreement and Declaration of Trust until the date the Trustee dies, resigns or is removed, or, if sooner, until the election and qualification of the Trustee's successor.

   The following table sets forth the dollar range of shares owned by each Trustee as of July 31, 2002 of (i) each individual Fund and (ii) all of the funds in the Loomis Sayles Funds Complex:

Nominee for Interested Trustee:

  Dollar Range of Fund Shares                              Robert J. Blanding
  ---------------------------                              ------------------
  Loomis Sayles Aggressive Growth Fund                      $10,001-$50,000
  Loomis Sayles Bond Fund                                   $10,001-$50,000
  Loomis Sayles Emerging Markets Fund                       $10,001-$50,000
  Loomis Sayles Global Bond Fund                                          0
  Loomis Sayles Growth Fund                                   over $100,000
  Loomis Sayles High Income Fund                              over $100,000
  Loomis Sayles Intermediate Maturity Bond Fund                           0
  Loomis Sayles International Equity Fund                   $10,001-$50,000
  Loomis Sayles Investment Grade Bond Fund                       $1-$10,000
  Loomis Sayles Managed Bond Fund                                         0
  Loomis Sayles Research Fund                                 over $100,000
  Loomis Sayles Small Cap Growth Fund                         over $100,000
  Loomis Sayles Small Cap Value Fund                          over $100,000
  Loomis Sayles U.S. Government Securities Fund                           0
  Loomis Sayles Value Fund                                  $10,001-$50,000
  Loomis Sayles Worldwide Fund                                            0

  Aggregate Dollar Range of Fund Shares in Funds Overseen
  or to be Overseen by Trustee or Nominee in Loomis Sayles
  Funds Complex:                                              over $100,000

Nominees for Disinterested Trustees:

                                                   Edward A.
  Dollar Range of Fund Shares        Joseph Alaimo Benjamin  Paul G. Chenault
  ---------------------------        ------------- --------- ----------------
  Loomis Sayles Aggressive Growth
    Fund                                   0           0                   0
  Loomis Sayles Bond Fund                  0           0                   0
  Loomis Sayles Emerging Markets
    Fund                                   0           0                   0
  Loomis Sayles Global Bond Fund           0           0                   0
  Loomis Sayles Growth Fund                0           0                   0
  Loomis Sayles High Income Fund           0           0                   0
  Loomis Sayles Intermediate
    Maturity Bond Fund               Over $100,000     0                   0
  Loomis Sayles International Equity
    Fund                                   0           0                   0
  Loomis Sayles Investment Grade
    Bond Fund                              0           0                   0
  Loomis Sayles Managed Bond
    Fund                                   0           0                   0
  Loomis Sayles Research Fund              0           0          $1-$10,000
  Loomis Sayles Small Cap Growth
    Fund                                   0           0                   0
  Loomis Sayles Small Cap Value
    Fund                                   0           0     $10,001-$50,000
  Loomis Sayles U.S. Government
    Securities Fund                        0           0                   0
  Loomis Sayles Value Fund                 0           0                   0
  Loomis Sayles Worldwide Fund             0           0                   0

  Aggregate Dollar Range of Fund
  Shares in Funds Overseen or to
  be Overseen by Trustee or
  Nominee in Loomis Sayles Funds
  Complex:                           Over $100,000     0     $10,001-$50,000

   Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $1,250 per Fund per annum and is reimbursed for travel expenses in connection with attendance at meetings. It is expected, however, that following the election of the nominees, the Trustees will reconsider current levels of compensation and Loomis Sayles expects to recommend an increase in such compensation. The Trust pays no compensation to its officers or to Trustees who are affiliated with Loomis Sayles. The following table sets forth the compensation received by the Trustees during fiscal year 2001:

                              Compensation Table
                 for the fiscal year ended September 30, 2001

        (1)             (2)            (3)             (4)            (5)
                                    Pension or                       Total
                                    Retirement      Estimated    Compensation
                     Aggregate   Benefits Accrued    Annual     From Trust and
 Name of Person,    Compensation as Part of Fund  Benefits Upon  Fund Complex*
 Position            from Trust      Expenses      Retirement   Paid to Trustee
 ---------------    ------------ ---------------- ------------- ---------------
 Interested Trustee
 ------------------
 Daniel J. Fuss,      $     0          N/A             N/A          $     0
 Trustee
 Disinterested Trustees
 ----------------------
 Joseph Alaimo,       $23,750          N/A             N/A          $23,750
 Trustee
 Michael T. Murray,   $23,750          N/A             N/A          $23,750
 Trustee
 Paul G. Chenault,    $23,750          N/A             N/A          $23,750
 Trustee

--------
* No Trustee received any compensation from any funds affiliated with Loomis Sayles, other than the Trust, for the fiscal year ended September 30, 2001.

   The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or Loomis Sayles (the "Independent Trustees") perform the functions of an audit, nominating and contract review committee. Their responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the Independent Trustees have responsibility for the nomination of other Independent Trustees, and review and make recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to it by the Board. The Trustees performing the functions of the audit committee met twice during the last fiscal year, the Trustees performing the functions of the nominating committee met once during the last fiscal year and the Trustees performing the functions of the contract review committee met once during the last fiscal year.

   The following table shows the shares of the Trust held, if any, as of July 31, 2002 by each nominee and current Trustee of the Trust rounded to the nearest whole share. Unless otherwise noted, each of the shareholders named below has sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.

                            INSTITUTIONAL CLASS SHARES
                                                           Number of
                                                          Shares Owned
                                                         as of July 31, Percent of
Trustees and Nominees                                        2002**     Class Held
---------------------                                    -------------- ----------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
Robert J. Blanding......................................       1,325          *
All Trustees, nominees and executive officers as a group      78,462        6.4%
LOOMIS SAYLES BOND FUND
Daniel J. Fuss..........................................     645,287***       *
Robert J. Blanding......................................       3,101          *
All Trustees, nominees and executive officers as a group     807,033***       *
LOOMIS SAYLES EMERGING MARKETS FUND
Robert J. Blanding......................................       2,191          *
All Trustees, nominees and executive officers as a group      11,554        4.8%
LOOMIS SAYLES GLOBAL BOND FUND
All Trustees, nominees and executive officers as a group      57,221        1.8%
LOOMIS SAYLES GROWTH FUND
Daniel J. Fuss..........................................      21,062***       *
Robert J. Blanding......................................       9,363          *
All Trustees, nominees and executive officers as a group     238,211***     4.7%
LOOMIS SAYLES HIGH INCOME FUND
Daniel J. Fuss..........................................   1,341,498***    20.6%
Robert J. Blanding......................................      72,788        1.2%
All Trustees, nominees and executive officers as a group   1,657,189***    25.4%
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
Daniel J. Fuss..........................................      28,978***     4.0%
Robert J. Blanding......................................         132          *
All Trustees, nominees and executive officers as a group      48,308***     6.7%
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
Daniel J. Fuss..........................................       7,494***       *
Robert J. Blanding......................................       3,291          *
All Trustees, nominees and executive officers as a group     104,056***     1.7%
LOOMIS SAYLES INTERMEDIATE MATURITY BOND
 FUND
Joseph Alaimo...........................................      11,182          *
All Trustees, nominees and executive officers as a group      20,602        1.2%
LOOMIS SAYLES MANAGED BOND FUND
All Trustees, nominees and executive officers as a group           0          *

                                                           Number of
                                                          Shares Owned
                                                         as of July 31, Percent of
Trustees and Nominees                                        2002**     Class Held
---------------------                                    -------------- ----------
LOOMIS SAYLES RESEARCH FUND
Robert J. Blanding......................................    118,214        4.4%
Paul G. Chenault........................................      1,000          *
All Trustees, nominees and executive officers as a group    177,667        6.5%
LOOMIS SAYLES SMALL CAP GROWTH FUND
Robert J. Blanding......................................     54,658          *
All Trustees, nominees and executive officers as a group    106,215        1.5%
LOOMIS SAYLES SMALL CAP VALUE FUND
Daniel J. Fuss..........................................      4,671***       *
Robert J. Blanding......................................     22,785          *
Paul G. Chenault........................................      1,500          *
All Trustees, nominees and executive officers as a group     74,263***       *
LOOMIS SAYLES VALUE FUND
Robert J. Blanding......................................      3,687          *
All Trustees, nominees and executive officers as a group     71,293        2.8%
LOOMIS SAYLES GOVERNMENT SECURITIES FUND
All Trustees, nominees and executive officers as a group     22,484        2.1%
LOOMIS SAYLES WORLDWIDE FUND
Daniel J. Fuss..........................................     58,319        5.3%
All Trustees, nominees and executive officers as a group    101,037        9.2%


                               RETAIL CLASS SHARES

LOOMIS SAYLES AGGRESSIVE GROWTH FUND
All Trustees, nominees and executive officers as a group      1,672          *
LOOMIS SAYLES SMALL CAP GROWTH FUND
All Trustees, nominees and executive officers as a group      1,622          *

--------
*   Less than 1%
** These amounts include shares owned of record by the Loomis Sayles Employees' Profit Sharing Plan for the accounts of employees of Loomis Sayles who are Trustees or officers of the Trust.
*** Includes shares held by Mr. Fuss' spouse.

   In 2001 the Trust held four Board meetings. Each of the Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member.

   The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   The Trustees unanimously recommend the election of each nominee for Trustee listed above.

   Required Vote. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the nominees as Trustees.

                            II.  OTHER INFORMATION

   The following table lists the executive officers of the Trust, their ages, their addresses and the length of time such person served as an executive officer of the Trust. Each such person has been elected to the indicated office by the Trust's Trustees. Each such person's principal occupation is as an employee or officer of Loomis Sayles, the Trust's adviser. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                                            Term of
                           Position(s)     Office and
                            Held with      Length of        Principal Occupation(s)
Name, Address and Age**       Funds       Time Served*        During Past 5 Years
-----------------------   -------------- --------------  ------------------------------
Robert J. Blanding        President      less than 1     President, Chairman, Director
555 California Street,    (Formerly,     month           and Chief Executive Officer,
San Francisco, California Executive      (Served as      Loomis Sayles.
(55 Years Old)            Vice President Executive
                          and Vice       Vice President
                          President)     for 6 Years
                                         and as Vice
                                         President for
                                         5 Years)
Mark Baribeau             Vice President 3 years         Vice President, Loomis Sayles.
(42 Years Old)
Sheila M. Barry           Secretary and  6 years         Assistant General Counsel and
(57 Years Old)            Compliance                     Vice President, Loomis Sayles.
                          Officer                        Formerly, Senior Counsel and
                                                         Vice President, New England
                                                         Funds, L.P.
Kenneth Buntrock          Vice President 2 years         Vice President, Loomis Sayles.
(50 Years Old)
Kevin Charleston          Vice           2 years as      Vice President, Director and
(36 Years Old)            President,     Vice President, Chief Financial Officer,
                          Treasurer      less than 1     Loomis Sayles. Formerly,
                                         month as        Senior Vice President and
                                         Treasurer       Treasurer, Nvest Companies,
                                                         L.P.
Perry Conchinha           Vice President 2 years         Vice President, Loomis Sayles.
(32 Years Old)
Pamela N. Czekanski       Vice President 2 years         Vice President, Loomis Sayles.
(43 Years Old)

* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts.

                                               Term of
                                 Position(s)  Office and
                                  Held with   Length of       Principal Occupation(s)
Name, Address and Age**             Funds    Time Served*       During Past 5 Years
-----------------------          ----------- ------------ -------------------------------

Christopher R. Ely                Vice         6 years    Vice President and Director,
(46 Years Old)                    President               Loomis Sayles. Formerly, Senior
                                                          Vice President and Portfolio
                                                          Manager, Keystone Investment
                                                          Management Company, Inc.

Quentin P. Faulkner               Vice         11 years   Vice President, Loomis Sayles.
(64 Years Old)                    President

Philip C. Fine                    Vice         6 years    Vice President, Loomis Sayles.
(52 Years Old)                    President               Formerly, Vice President and
                                                          Portfolio Manager, Keystone
                                                          Investment Management
                                                          Company, Inc.

Kathleen C. Gaffney               Vice         6 years    Vice President, Loomis Sayles.
(40 Years Old)                    President

Joseph R. Gatz                    Vice         2 years    Vice President, Loomis Sayles.
1533 N. Woodward,                 President               Formerly, Portfolio Manager,
Bloomfield Hills, Michigan                                Bank One Investment Advisers
(40 Years Old)                                            Corporation.

Dean A. Gulis                     Vice         2 years    Vice President, Loomis Sayles.
1533 N. Woodward,                 President
Bloomfield Hills, Michigan
(47 Years Old)

Steven Kaseta                     Vice          1 year    Vice President, Loomis Sayles.
(47 Years Old)                    President

Lauriann Kloppenburg              Vice         2 years    Vice President, Loomis Sayles.
(42 Years Old)                    President

Warren Koontz                     Vice         2 years    Vice President, Loomis Sayles.
(41 Years Old)                    President

Eswar Menon                       Vice         3 years    Vice President, Loomis Sayles.
555 California Street,            President               Formerly, Portfolio Manager at
San Francisco, California                                 Nicholas Applegate Capital
(38 Years Old)                                            Management, Equity Analyst at
                                                          Koaneman Capital Management,
                                                          and Senior Engineer at
                                                          Integrated Device Technology.

Tricia Mills                      Vice         2 years    Vice President, Loomis Sayles.
155 North Lake Avenue Suite 1030  President
Pasadena, California
(52 Years Old)

* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts.

                                         Term of
                           Position(s)  Office and
                            Held with   Length of       Principal Occupation(s)
Name, Address and Age**       Funds    Time Served*       During Past 5 Years
-----------------------    ----------- ------------ --------------------------------

Alex Muromcew               Vice         3 years    Vice President, Loomis Sayles.
555 California Street,      President               Formerly, Portfolio Manager at
San Francisco, California                           Nicholas Applegate Capital
(39 Years Old)                                      Management and Investment
                                                    Analyst at Teton Partners, L.P.

Kent P. Newmark             Vice         11 years   Vice President, Managing
555 California Street,      President               Partner and Director, Loomis
San Francisco, California                           Sayles.
(63 Years Old)

Nicholas H. Palmerino       Assistant    6 years    Vice President, Loomis Sayles.
(37 Years Old)              Treasurer

Lauren B. Pitalis           Vice         5 years    Vice President, Loomis Sayles.
(41 Years Old)              President               Formerly, Vice President and
                                                    Assistant Secretary, Harris
                                                    Associates Investment Trust.

David Rolley                Vice         2 years    Vice President, Loomis Sayles.
(50 Years Old)              President

Richard D. Skaggs           Vice         2 years    Vice President, Loomis Sayles.
(47 Years Old)              President

David L. Smith              Vice         6 years    Vice President, Loomis Sayles.
(43 Years Old)              President               Formerly, Vice President and
                                                    Portfolio Manager, Keystone
                                                    Investment Management
                                                    Company, Inc.

Daniel G. Thelen            Vice         2 years    Vice President, Loomis Sayles.
1533 N. Woodward,           President
Bloomfield Hills, Michigan
(44 Years Old)

Sandra P. Tichenor          Vice         6 years    General Counsel, Executive
555 California Street       President               Vice President, Secretary, Clerk
San Francisco, California                           and Director, Loomis Sayles.
(53 Years Old)                                      Formerly, Partner, Heller,
                                                    Ehrman, White & McAuliffe.

* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts.

                                        Term of
                          Position(s)  Office and
                           Held with   Length of       Principal Occupation(s)
Name, Address and Age**      Funds    Time Served*       During Past 5 Years
-----------------------   ----------- ------------ --------------------------------

John Tribolet              Vice         3 years    Vice President, Loomis Sayles.
555 California Street      President               Formerly, Portfolio Manager at
San Francisco, California                          Nicholas Applegate Capital
(32 Years Old)                                     Management, MBA student at
                                                   the University of Chicago, and
                                                   investment banker, most recently
                                                   at PaineWebber, Inc.

Jeffrey W. Wardlow         Vice         11 years   Vice President, Loomis Sayles.
(41 Years Old)             President

Anthony J. Wilkins         Vice         11 years   Executive Vice President and
(60 Years Old)             President               Director, Loomis Sayles.

Gregory B. Woodgate        Assistant    2 years    Vice President, Loomis Sayles.
(31 Years Old)             Treasurer

* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts.

   Loomis Sayles serves as investment adviser to the Funds, and Loomis Sayles Distributors, L.P. (the "Distributor") serves as distributor and principal underwriter to the Funds. The address of Loomis Sayles and the Distributor is One Financial Center, Boston, Massachusetts 02111.

   PricewaterhouseCoopers LLP serves as independent accountants to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   As of August 15, 2002, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) or of record 5% or more of the outstanding shares of the indicated classes of the following
Funds:

                          INSTITUTIONAL CLASS SHARES

                                                                      Percentage
                                                         Number of    of Shares
Shareholder                          Address            Shares Owned     Held
-----------                          -------           -------------- ----------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
Charles Schwab & Co., Inc.  101 Montgomery St.            680,257.546   55.84%
                            San Francisco, CA 94104

Berklee College of Music    1140 Boylston Street          181,511.433   14.90%
                            Boston, MA 02115

Jupiter & Co.               P.O. Box 9130                  96,352.732    7.91%
c/o Investors Bank & Trust  c/o Investors Bank & Trust
                            FPG 90
                            Boston, MA 02117

National Financial Service  200 Liberty Street             63,876.662    5.24%
Corp. FEBO Customers        One World Financial Center
                            New York, NY 10281-1003
LOOMIS SAYLES BOND FUND
Charles Schwab & Co., Inc.  101 Montgomery Street      51,773,641.678   46.75%
                            San Francisco, CA 94104

National Financial Services 200 Liberty St.            16,074,153.713   14.52%
Corp. FEBO Customers        One World Financial Center
                            New York, NY 10281
LOOMIS SAYLES EMERGING MARKETS FUND
CDC IXIS Asset Management   399 Boylston Street           102,253.743   42.51%
North America               Boston, MA 02116

Charles Schwab & Co., Inc.  101 Montgomery Street          67,974.139   28.26%
                            San Francisco, CA 94104
LOOMIS SAYLES GLOBAL BOND FUND
Charles Schwab & Co., Inc.  101 Montgomery St.          1,392,199.496   39.05%
                            San Francisco, CA 94104

Fleet National Bank         P.O. Box 92800                648,795.499   18.20%
TTEE Kaman Corp. Master     Rochester, NY 14692
Trust Fixed Income Fund

Fort Hays University        610 Port Street               219,350.664    6.15%
Endowment Association       Hays, KS 67601

Wells Fargo Bank MN NA      P.O. Box 1533                 593,059.818   16.64%
FBO Desert States UFCW      Minneapolis, MN 55480
Union Employees Pension

San Diego Transit Pension   P.O. Box 2511                 303,390.836    8.51%
Plan                        San Diego, CA 92112
LOOMIS SAYLES GROWTH FUND
Charles Schwab & Co., Inc.  101 Montgomery St.          2,499,670.102   49.05%
                            San Francisco, CA 94104

                                                                     Percentage
                                                        Number of    of Shares
 Shareholder                           Address         Shares Owned     Held
 -----------                           -------         ------------- ----------
 LOOMIS SAYLES HIGH INCOME FUND
 Charles Schwab & Co., Inc.    101 Montgomery St.      2,140,915.085   33.85%
                               San Francisco, CA 94104

 Daniel J. Fuss                44 Longfellow Road        747,662.653   11.82%
                               Wellesley, MA 02181

 Amvescap Nat'l Trust Co.      1855 Gateway Boulevard    773,848.174   12.24%
 As Agent for Fleet Nat'l Bank Suite 500
 FBO Loomis Sayles             Concord, CA 94520
 Omnibus Deferral Program

 City of Dearborn Heights      6045 Fenton Avenue        582,238.984    9.21%
 Policemen & Firemen           Dearborn Heights, MI
 Retirement Sys.               48127

 Rosemary B. Fuss              44 Longfellow Rd.         472,768.149    7.48%
                               Wellesley, MA 02481
 LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
 Charles Schwab & Co., Inc.    101 Montgomery St.        863,505.775   72.33%
                               San Francisco, CA 94104

 Amvescap Nat'l Trust Co.,     1855 Gateway Boulevard    120,935.894   10.13%
 As Agent for Fleet Nat'l Bank Suite 500
 FBO Loomis Sayles Omnibus     Concord, CA 94520
 Deferral Program
 LOOMIS SAYLES INTERNATIONAL EQUITY FUND
 Charles Schwab & Co., Inc.    101 Montgomery St.      1,295,728.708   21.97%
                               San Francisco, CA 94104

 Comerica Bank                 P.O. Box 75000, MC 3446   529,347.979    8.97%
 FBO City of Livonia           New York, NY 10281-1003
 Employee Retirement System
 A/C 02 01 100 0302406

 Church Mutual Insurance Co.   3000 Schuster Lane        501,736.123    8.51%
                               Merrill, WI 54452

 MGAM International Equity     1125 S 103rd Street       470,360.023    7.97%
 LLC                           Suite 450
                               Omaha, NE 68124-6019

 Chase Manhattan Bank          770 Broadway              305,360.023    5.18%
 MetLife Defined Contribution  New York, NY 10003-9522
 Group

 National Financial Services   200 Liberty St.           407,819.691    6.91%
 Corp. FEBO Customers          One World Financial
                               Center
                               New York, NY 10003-9522

                                                                        Percentage
                                                           Number of    of Shares
Shareholder                             Address           Shares Owned     Held
-----------                             -------           ------------- ----------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
Charles Schwab & Co., Inc.    101 Montgomery St.            343,476.368   46.56%
                              San Francisco, CA 94104
Jeffrey L. Meade              16 Samuel Parlin Drive        117,979.884   15.99%
Phyllis M. Meade, Jt. Tcn.    Acton, MA 01720
State Street Bank & Trust     412 Blair Ave                 53,128.2820    7.20%
Company Custodian for the     Piedmont, CA 94611-4005
IRA FBO Willard S. Webber
Michigan Peer Review          40600 Ann Arbor Road           46,074.906    6.25%
Organization                  Suite 200
                              Plymouth, MI 48170
NFSC FEBO Customers           200 Liberty St.                66,895.588    9.07%
                              One World Financial Center
                              New York, NY 10281-1003
LOOMIS SAYLES RESEARCH FUND
CDC IXIS                      399 Boylston St.              201,228.345    7.33%
c/o CDC IXIS                  Boston, MA 02116
Asset Management
North America
Charles Schwab                101 Montgomery St.          2,282,753.843   83.16%
                              San Francisco, CA 94104
Asbestos Workers Local        36 East Warner Rd.            146,104.186    5.32%
#84 Pension Fund              Akron, OH 44319
LOOMIS SAYLES SMALL CAP GROWTH FUND
Charles Schwab & Co., Inc.    101 Montgomery St.          1,126,781.074   15.99%
                              San Francisco, CA 94104
LOOMIS SAYLES SMALL CAP VALUE FUND
Charles Schwab & Co., Inc.    101 Montgomery St.          2,162,329.473   15.92%
                              San Francisco, CA 94104
Smith Barney Inc.             388 Greenwich St.           1,080,182.293    7.95%
                              New York, NY 10001
Wells Fargo Bank FBO          PO Box 1533                   774,645.110    5.70%
Wisc. Public Service          Minneapolis, MN
Administration
Westfield Retirement System   59 Court Street               716,500.244    5.27%
                              P.O. Box 106
                              Westfield, MA 01086-0106
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
Charles Schwab & Co. Inc.     101 Montgomery St.            487,171.371   41.91%
                              San Francisco, CA 94104
Merrill Lynch Pierce Fenner & Attn: Service Team            129,782.774   11.16%
Smith Inc.                    4800 Deer Lake Drive
                              Third Floor
                              Jacksonville, FL 32246-6486
National Financial Services   Attn: Mutual Funds            120,320.517   10.35%
Corp. FEBO Customers          Department Fifth Floor
                              200 Liberty Street
                              One World Financial Center
                              New York, NY 10281

                                                                     Percentage
                                                        Number of    of Shares
Shareholder                           Address          Shares Owned     Held
-----------                           -------          ------------- ----------
LOOMIS SAYLES VALUE FUND

Charles Schwab & Co. Inc.     101 Montgomery St.       1,107,431.172   37.49%
                              San Francisco, CA 94104

Asbestos Workers Local        36 East Warner Rd.         258,497.885    8.75%
#84 Pension Fund              Akron, OH 44319

Comerica Bank                 PO Box 7500                408,976.070   13.85%
FBO City of Livonia Retiree   Detroit, MI 48275-0001
Health & Disability Benefits
Plan
LOOMIS SAYLES WORLDWIDE FUND
Charles Schwab & Co., Inc.    101 Montgomery St.           1,038.504   94.94%
                              San Francisco, CA 94104

                              RETAIL CLASS SHARES

LOOMIS SAYLES AGGRESSIVE GROWTH FUND
Chase Manhattan Bank          4 New York Plaza         1,049,390.023   41.24%
Direct Trustee for MetLife    New York, NY 10004-2413
Defined Contribution Group

Charles Schwab & Co, Inc.     101 Montgomery St.         473,139.837   18.59%
                              San Francisco, CA 94104

National Financial Services   200 Liberty Street, One    235,821.553    9.27%
Corp. FEBO Customers          World Financial Center
                              New York, NY 10281

The Chicago Trust Company,    171 North Clark Street     267,552.833   10.51%
TTEE                          Chicago, IL 60601
Industries 401K

Merrill Lynch Pierce Fenner & Attn: Service Team, 4800   129,782.774   11.16%
Smith Inc.                    Deer Lake Drive, Third
                              Floor, Jacksonville, FL
                              32246-6486
LOOMIS SAYLES BOND FUND
National Financial Services   200 Liberty Street       1,465,963.960   25.98%
Corp. FEBO Customers          One World Financial
                              Center
                              New York, NY 10281

IMS Co.                       P.O. Box 3865              413,749.438    7.33%
                              Englewood, CO 80155-
                              3865

                                                                     Percentage
                                                         Number of   of Shares
Shareholder                            Address          Shares Owned    Held
-----------                            -------          ------------ ----------
LOOMIS SAYLES GLOBAL BOND FUND
Charles Schwab & Co. Inc.     101 Montgomery Street     713,043.954    72.52%
                              San Francisco, CA 94104

National Financial Services   200 Liberty Street        142,992.134    14.54%
Corp. FEBO Customers          One World Financial
                              Center
                              New York, NY 10281
LOOMIS SAYLES GROWTH FUND
Angelo V. Glorioso            225 Summit Dr.             61,666.776    49.50%
                              Pittsburgh, PA 15238

Charles Schwab & Co. Inc.     101 Montgomery Street      21,331.370    17.12%
                              San Francisco, CA 94104
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
Charles Schwab & Co. Inc.     101 Montgomery Street      48,535.591    23.01%
                              San Francisco, CA 94104

Merrill Lynch Pierce Fenner & 4800 Deer Lake Drive East  26,905.165    12.76%
Smith, Inc.                   Third Floor
Attn: Service Team            Jacksonville, FL 32246

Orangewood Childrens          12822 Garden Grove         24,472.858    11.60%
Foundation                    Boulevard, Suite A
                              Garden Grove, CA 92843

National Financial Services   200 Liberty Street         48,975.691    23.22%
Corp. FEBO Customers          One World Financial
                              Center
                              New York, NY 10281-1003
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
Loomis Sayles & Company,      One Financial Center        1,015.091    98.54%
L.P.                          Boston, MA 02111
LOOMIS SAYLES EMERGING MARKETS FUND
Charles Schwab & Co. Inc.     101 Montgomery Street       1,785.713    35.77%
                              San Francisco, CA 94104
Kevin M. Walsh, Trustee       639 Granite St.             2,248.677    45.05%
Walsh Partners Capital Corp.  Braintree, MA 02184
Profit Sharing Plan

Samuel T. Viviano and         1430 Stewart Road             946.074    18.95%
Linda K Viviano JT Ten        McDonald, PA 15057
LOOMIS SAYLES RESEARCH FUND
Fiserv Securities Inc.        One Commerce Square         1,000,000    98.44%
                              2005 Market St.
                              Philadelphia, PA 19103
LOOMIS SAYLES SMALL CAP GROWTH FUND
Bose Empl. Retirement         PO Box 41974              715,519.508    14.21%
                              Kansas City, MO 64141

MetLife Trust Company         1 Crossroads Dr.          555,452.869    11.03%
                              Bedminster, NJ 07921-2688

                                                                        Percentage
                                                           Number of    of Shares
Shareholder                             Address           Shares Owned     Held
-----------                             -------           ------------- ----------

Retirement System             FBO Soonersave Plan 457       867,932.703   17.24%
Board of Trustees             c/o Great-West
TTEE Oklahoma Public          8515 E. Orchard Road
Employers                     #2T2, Englewood, CO
                              80111
LOOMIS SAYLES SMALL CAP VALUE FUND
Charles Schwab & Co. Inc.     101 Montgomery Street       1,721,516.839   35.57%
                              San Francisco, CA 94104

Chase Manhattan Bank          770 Broadway                  860,860.088   17.79%
Trustee                       10th Floor
MetLife Defined Contribution  New York, NY 10003
Group

MetLife Defined Contribution  2 Montgomery Street           348,742.971    7.21%
Group                         Jersey City, NJ 07302-3802

Vanguard Fiduciary Trust      P.O. Box 2600,                434,546.758    8.98%
Company                       Rm 613
Loomis Sayles/Omnibus n/c     Attn: Outside Funds
                              Valley Forge, PA 19482

MetLife Trust Company NA      1 Crossroads Dr. BLDG3        479,341.851    9.90%
Directed                      Bedminster, NJ 07921-
Trustee for Metlife Defined   2688
Contribution Plan

National Financial Services   200 Liberty Street            248,345.841    5.13%
Corp. FEBO Customers          One World Financial
                              Center, New York, NY
                              10281

                                ADMIN CLASS SHARES
LOOMIS SAYLES AGGGRESSIVE GROWTH FUND
Merrill Lynch Pierce Fenner & 4800 Deer Lake Dr.             57,500.241   23.81%
Smith                         Jacksonville, FL 32246

MetLife Trust Company         One Crossroads Dr.             42,817.197   17.73%
                              Bedminster, NJ 07921

Reliance Trust Company        3384 Peachtree Road           136,465.953   56.50%
                              Atlanta, GA 30326
LOOMIS SAYLES BOND FUND
Smith Barney Corp. Trust Co., Two Tower Center             214,892.9470   35.52%
Trustee;                      P.O. Box 1063
Smith Barney 401(k) Advisor   E. Brunswick, NJ 08816
Group Trust

Merrill Lynch Pierce Fenner & 4800 Deer Lake Dr., 3rd Fl.   256,446.697   42.39%
Smith                         Jacksonville, FL 32246

Reliance Trust Company        3384 Peachtree Rd.             70,137.143   11.59%
TTEE MetLife                  Atlanta, GA 30326-1181
Defined Contribution Group

                                                                          Percentage
                                                             Number of    of Shares
Shareholder                             Address             Shares Owned     Held
-----------                             -------            -------------- ----------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
Smith Barney Corp. Trust Co., Two Tower Center                  6,293.108    5.05%
Trustee                       P.O. Box 1063
                              E. Brunswick, NJ 08816

Smith Barney 401k Advisor     3384 Peachtree Rd.              110,983.525   89.03%
Group Reliance Trust          Atlanta, GA 30326
Company
LOOMIS SAYLES GROWTH FUND
Loomis, Sayles & Company,     One Financial Center              1,576.669   32.58%
L.P.                          Boston, MA 02111

Security Trust Co. FBO Gold   2390 E. Camelback Road              509.450   10.53%
K.com LLC                     Phoenix, AZ 85016-3434

Circle Trust Company, Cust.   Metro Center                      1,210.955   25.02%
For Milliane Nurseries        One Station Place
                              Stamford, CT 06902

Circle Trust Company, Cut.    Metro Center                      1,276.257   26.37%
For Boston Communications     One Station Place
Group                         Stamford, CT 06902
LOOMIS SAYLES SMALL CAP GROWTH FUND
MetLife Trust Company         Attn: Institutional Services      22,303.58   13.10%
Trustee for MetLife Defined   1 Crossroads Bldg A
Contribution Group            Bedminster, NJ
                              07921-2688

Reliance Trust Company        3384 Peachtree Road             141,509.952   83.13%
                              Atlanta, GA 30326
LOOMIS SAYLES SMALL CAP VALUE FUND
Smith Barney Corp. Trust Co.  Two Tower Center                230,888.506   16.85%
(Trustee) Smith Barney 401(k) P.O. Box 1063
Advisor Group Trust           E. Brunswick, NJ 08816

Merrill Lynch Pierce Fenner & 4800 Deer Lake Drive            505,359.238   36.89%
Smith Inc.                    3rd Floor
FBO Customers                 Jacksonville, FL 32246

Smith Barney Corp. Trust Co.  Two Tower Center                306,046.043   22.34%
(Trustee) The Citistreet      P.O. Box 1063
Retirement Group Trust        E. Brunswick, NJ 08816

New York Life Trust Co.       51 Madison Avenue               171,465.809   12.52%
Client Account                New York, NY 10010

                                   CLASS J SHARES
LOOMIS SAYLES INVESTMENT GRADE FUND BOND FUND

Marusan Securities Co., Ltd.  2-5-2 Nihonbashi,            18,937,000.000    98.5%
                              Chuo-ku, Tokyo, Japan
LOOMIS SAYLES MANAGED BOND FUND

Kokusai Securities Co., Ltd.  27-1, Shinkawa 2-Chome,       1,001,040.000     100%
                              Chuo-ku, Tokyo, Japan

   In the event that sufficient votes in favor of the election of any of the nominees are not received by October 15, 2002, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of any of the nominees. They will vote against such adjournment those proxies required to be voted against the election of any of the nominees and will not vote any proxies that direct them to abstain from voting on the election of the nominees.

   Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

   Shareholder Proposals at Future Meetings. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to submit a proposal to be included in the Trust's proxy materials for the next meeting of shareholders, if any, must deliver notice of the proposal within a reasonable time before the Trust begins to print and mail its proxy materials. As of August 30, 2002, the Trust has not received any shareholder proposals and thus none is included in these proxy materials. Shareholders who wish to make a proposal at the next meeting of shareholders, if any, that will not be included in the Trusts' proxy materials must notify the Trust a reasonable time before it begins to print and mail its proxy materials for that meeting. If a shareholder who wishes to submit a proposal fails to timely notify the Trust, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority to the extent permitted by the SEC's proxy rules. You may submit shareholder proposals to Sheila M. Barry, Loomis Sayles Funds, One Financial Center, Boston, Mass 02111.

   Quorum and Methods of Tabulation. Forty percent (40%) of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the election of Trustees at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

   The Tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the election.

[X]  PLEASE MARK VOTES
     AS IN THIS SAMPLE


----------------------------------------
LOOMIS SAYLES [___________________] FUND
----------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign and date this Proxy.   Date:
                                                    -----------------------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Board of Trustees recommends a vote For electing all of the Nominees as Trustees.
---

1. Election of Trustees


                                         For All                         For All
                                        Nominees        Withhold         Except

          (01) Joseph Alaimo
          (02) Paul G. Chenault
          (03) Robert J. Blanding         [_]              [_]             [_]
          (04) Edward A. Benjamin


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                          [_]

DETACH CARD

--------------------
 VOTE BY TELEPHONE
--------------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.
2.  Call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683).
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

DETACH CARD

--------------------
  VOTE BY INTERNET
--------------------

It's fast, convenient, and your vote is immediately confirmed and posted. FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2.  Go to the Website
    [http://www.Proxyweb.com]
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to [http://www.Proxyweb.com] anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                         SPECIAL MEETING OF SHAREHOLDERS

                               LOOMIS SAYLES FUNDS
                              One Financial Center
                           Boston, Massachusetts 02111

                     THIS PROXY IS SOLICITED BY THE TRUSTEES

The undersigned hereby appoints Kevin P. Charleston, Lauren B. Pitalis and Sheila M. Barry, and each of them separately, as proxies with power of substitution to each, and hereby authorizes them to represent and to vote all of the shares of the Loomis Sayles Funds (the "Trust") which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders of the Trust (the "Meeting") to be held at its offices on October 15, 2002 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on August 19, 2002 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TRUSTEES AS SET FORTH IN PROPOSAL 1.
--------------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

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